UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22938

Cohen & Steers Active Commodities Strategy Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Francis C. Poli Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	April 30

Date of reporting period:	October 31, 2017

Item 1. Reports to Stockholders.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended October 31, 2017. The total returns for the Fund and its comparative benchmarks were:

Six Months Ended October 31, 2017
Cohen & Steers Active Commodities Strategy Fund—Class A	0.54%
Cohen & Steers Active Commodities Strategy Fund—Class C	0.36%
Cohen & Steers Active Commodities Strategy Fund—Class I	0.71%
Cohen & Steers Active Commodities Strategy Fund—Class R	0.54%
Cohen & Steers Active Commodities Strategy Fund—Class Z	0.88%
Bloomberg Commodity Index Total Return[a]	3.13%
S&P 500 Index[a]	9.10%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and net realized gains are a return of capital distributed from the Fund's assets.

a  The Bloomberg Commodity Index Total Return is a broadly diversified index that tracks the commodity markets through commodity futures contracts. The index is made up of exchange-traded futures on physical commodities, which are weighted to account for economic significance and market liquidity. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Market Review

Continued improvements in the global economy, which expanded at its fastest pace in seven years, provided a generally favorable tailwind for commodities in the six-month period ended October 31, 2017. However, returns varied widely by sector in response to commodity-specific fundamentals.

Despite strong labor markets and improving consumer confidence, inflation remained subdued. Central banks provided more clarity on interest rate policy and reducing the size of their balance sheets, but expectations remained for gradual credit tightening in the U.S. and Europe.

Fund Performance

The Fund had a positive total return for the period, although it underperformed its benchmark. In the energy sector, oil prices initially fell on concerns that rising U.S. supply would more than offset agreed-upon production cuts from the Organization of Petroleum Exporting Countries (OPEC) and certain non-OPEC producers. Oil recovered to post gains for the period, aided by declines in U.S. inventories driven by record exports, strong demand, increased refinery runs and lower-than-expected production. Our allocation to oil detracted from the Fund's relative performance, as the outperformance of our positioning in West Texas Intermediate crude was more than offset by the underperformance of our allocation to Brent crude.

Natural gas prices had a sharp decline in the period, reaching a seven-month low in October as warmer-than-expected weather forecasts outweighed lower-than-normal storage levels and a falling U.S. rig count. Our average overweight in natural gas hindered relative performance.

Industrial metals had strong returns across the board, led by nickel, which benefited from news that nickel pig iron (a cheaper alternative to pure nickel) production in China was being ordered to shut as part of the country's pollution control measures. Optimism regarding future incremental demand related to electric vehicles helped nickel as well. Zinc also outperformed. Despite high zinc prices, marginal Chinese miners did not ramp up their production, which may be the result of environmental crackdowns in the country. Our underweight in industrial metals as a group hampered relative returns.

The agriculture complex had poor performance in the period, as supply concerns weighed on a number of commodities in the grains and softs sectors. Corn was pressured by an influx of additional U.S. supply, as better-than-expected weather late in the period pushed yields to a new record. Wheat also declined, hindered by weak export demand, better-than-expected U.S. spring wheat yields and rising estimates of Russian production. We had a beneficial underweight in corn, but our overall positioning in grains detracted from performance. Within softs, our short position in cotton aided performance as cotton prices declined nearly 10% on a surge in global production. However, the effect was more than countered by our overweights in sugar and Arabica coffee, which also struggled.

Livestock had mixed but overall positive performance due to a sizable gain in lean hogs, which rallied late in the period along with wholesale pork and cash hog prices. Live cattle had a slight decline, hindered by a strong increase of cattle placements onto feedlots. Our positioning within livestock contributed positively to relative performance, as on balance we were overweight lean hogs and underweight live cattle.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Sincerely,

NICK KOUTSOFTAS	BEN ROSS
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended October 31, 2017

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–8.09%[a]	–5.11%[b]	—	—	—
1 Year (without sales charge)	–3.76%	–4.15%	–3.39%	–3.77%	–3.39%
Since Inception[c] (with sales charge)	–16.24%[a]	–15.52%	—	—	—
Since Inception[c] (without sales charge)	–15.13%	–15.52%	–14.83%	–13.23%	–14.83%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the September 1, 2017 prospectus, were as follows: Class A—5.18% and 1.26%; Class C—5.58% and 1.66%; Class I—4.83% and 0.91%; Class R—5.33% and 1.41%; and Class Z—4.83% and 0.91%. Through June 30, 2019, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses, which include the expenses of the Subsidiary (excluding acquired fund fees and expenses, taxes and extraordinary expenses), do not exceed 1.25% for Class A shares, 1.65% for Class C shares, 0.90% for Class I shares, 1.40% for Class R shares and 0.90% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

a  Reflects a 4.50% front-end sales charge.

b  Reflects a contingent deferred sales charge of 1.00%.

c  Inception date of May 1, 2014 for Class A, C, I and Z shares and October 1, 2014 for Class R shares.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2017—October 31, 2017.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period[a] May 1, 2017– October 31, 2017
Class A
Actual (0.54% return)	$1,000.00	$1,005.40	$6.32
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.90	$6.36
Class C
Actual (0.36% return)	$1,000.00	$1,003.60	$8.33
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.89	$8.39
Class I
Actual (0.71% return)	$1,000.00	$1,007.10	$4.55
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.67	$4.58
Class R
Actual (0.54% return)	$1,000.00	$1,005.40	$7.08
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.15	$7.12
Class Z
Actual (0.88% return)	$1,000.00	$1,008.80	$4.56
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.67	$4.58

a  Expenses are equal to the Fund's Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.25%, 1.65%, 0.90%, 1.40% and 0.90%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

October 31, 2017
Fund Sector Summary
(Unaudited)

% of Net Assets
U.S. Treasury Bills	80.1
Money Market Funds	19.6
Other Assets in Excess of Liabilities[a]	0.3
100.0

Commodity Allocation Summaryb
(Unaudited)

a   Other assets in excess of liabilities include unrealized appreciation/depreciation on open futures contracts at October 31, 2017.

b   The commodity allocation summary is expressed as an approximate percentage of the net notional value of the Fund's commodity futures contracts.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

October 31, 2017 (Unaudited)

		Number of Shares	Value
SHORT-TERM INVESTMENTS	99.7%
MONEY MARKET FUNDS	19.6%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.94%[a]		1,662,594	$1,662,594
		Principal Amount
U.S. TREASURY BILLS	80.1%
U.S. Treasury Bills, 1.07%, due 1/18/18[b]		$1,920,000	1,915,507
U.S. Treasury Bills, 1.06%, due 1/18/18[b]		1,940,000	1,935,461
U.S. Treasury Bills, 1.06%, due 1/18/18[b]		350,000	349,181
U.S. Treasury Bills, 1.03%, due 11/9/17[b,c]		550,000	549,874
U.S. Treasury Bills, 1.05%, due 11/2/17[b,c]		2,050,000	2,049,940
			6,799,963
TOTAL INVESTMENTS (Identified cost—$8,462,715)	99.7%		8,462,557
OTHER ASSETS IN EXCESS OF LIABILITIES[d]	0.3		29,459
NET ASSETS	100.0%		$8,492,016

Note: Percentages indicated are based on the net assets of the Fund.

a  Rate quoted represents the annualized seven-day yield of the fund.

b  The rate shown is the effective yield on the date of purchase.

c  All or a portion of this security has been pledged as collateral for futures contracts. $433,970 in aggregate has been pledged as collateral to Morgan Stanley & Co. LLC.

d  Other assets in excess of liabilities include unrealized appreciation/depreciation on open futures contracts at October 31, 2017.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2017 (Unaudited)

Futures Contracts

Number of Contracts		Description	Notional Amount	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
LONG FUTURES OUTSTANDING
	15	Aluminum HG LME	$761,796	$804,844	November 13, 2017	$43,048
	13	Aluminum HG LME	699,946	701,513	January 15, 2018	1,567
	11	Brent Crude Oil[a]	617,233	670,340	November 30, 2017	53,107
	8	Coffee C	425,596	375,300	December 18, 2017	(50,296)
	6	Copper	439,975	465,150	December 27, 2017	25,175
	17	Corn	309,104	293,888	December 14, 2017	(15,216)
	11	Corn	208,450	206,800	July 13, 2018	(1,650)
	1	Cotton No. 2	37,328	34,190	December 6, 2017	(3,138)
	4	Gasoline RBOB	261,156	287,700	December 29, 2017	26,544
	7	Gold	878,502	889,350	December 27, 2017	10,848
	16	KC Wheat	365,060	333,200	December 14, 2017	(31,860)
	5	Lean Hogs[a]	129,808	146,000	February 14, 2018	16,192
	8	Light Sweet Crude Oil	412,872	436,720	December 19, 2017	23,848
	10	Light Sweet Crude Oil	526,280	547,200	February 20, 2018	20,920
	6	Live Cattle	271,985	301,500	December 29, 2017	29,515
	5	Live Cattle	250,947	259,100	February 28, 2018	8,153
	23	Natural Gas	744,330	695,980	December 27, 2017	(48,350)
	4	Nickel LME	263,304	294,276	November 13, 2017	30,972
	1	Nickel LME	56,601	73,665	December 18, 2017	17,064
	6	Nickel LME	392,982	442,656	January 15, 2018	49,674
	4	NY Harbor ULSD	300,562	315,907	December 29, 2017	15,345
	4	Silver	338,662	333,860	December 27, 2017	(4,802)
	14	Soybean	686,389	689,325	January 12, 2018	2,936
	8	Soybean Meal	254,753	251,040	January 12, 2018	(3,713)
	12	Soybean Oil	239,460	251,424	January 12, 2018	11,964
	22	Sugar 11	363,747	363,194	February 28, 2018	(553)
	17	Wheat	410,355	355,724	December 14, 2017	(54,631)
	4	Zinc LME	274,287	330,900	November 13, 2017	56,613
	2	Zinc LME	124,775	164,500	December 18, 2017	39,725
	5	Zinc LME	404,419	409,500	January 15, 2018	5,081
	3	Zinc LME	237,759	241,425	May 14, 2018	3,666
	3	Zinc LME	223,690	233,925	December 17, 2018	10,235

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2017 (Unaudited)

Number of Contracts		Description	Notional Amount	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
SHORT FUTURES OUTSTANDING
	15	Aluminum HG LME	$(801,606)	$(804,844)	November 13, 2017	$(3,238)
	4	Brent Crude Oil[a]	(227,924)	(241,760)	January 31, 2018	(13,836)
	8	Coffee Robusta	(157,618)	(150,240)	January 31, 2018	7,378
	7	Cotton No. 2	(243,931)	(239,190)	March 7, 2018	4,741
	4	Feeder Cattle[a]	(300,629)	(319,150)	January 25, 2018	(18,521)
	7	KC Wheat	(158,714)	(152,075)	March 14, 2018	6,639
	5	Lean Hogs[a]	(120,686)	(136,000)	December 14, 2017	(15,314)
	4	Nickel LME	(260,427)	(294,276)	November 13, 2017	(33,849)
	1	Nickel LME	(66,045)	(73,665)	December 18, 2017	(7,620)
	1	Palladium	(92,661)	(97,915)	December 27, 2017	(5,254)
	4	Soybean	(202,320)	(202,450)	July 13, 2018	(130)
	4	Zinc LME	(328,243)	(330,900)	November 13, 2017	(2,657)
	2	Zinc LME	(130,181)	(164,500)	December 18, 2017	(34,319)
	3	Zinc LME	(228,791)	(241,425)	May 14, 2018	(12,634)
	3	Zinc LME	(228,366)	(233,925)	December 17, 2018	(5,559)
						$153,810

a  Futures contracts are cash settled based upon the price of the underlying commodity.

Glossary of Portfolio Abbreviations

HG  High Grade
LME  London Metal Exchange
RBOB  Reformulated Gasoline Blendstock for Oxygen Blending
ULSD  Ultra Low Sulfur Diesel

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

October 31, 2017 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$8,462,715)	$8,462,557
Receivable for:
Variation margin on futures contracts	132,788
Due from investment advisor	22,598
Interest	1,053
Other assets	2,802
Total Assets	8,621,798
LIABILITIES:
Payable for:
Directors' fees	1,145
Administration fees	434
Shareholder servicing fees	62
Distribution fees	9
Other liabilities	128,132
Total Liabilities	129,782
NET ASSETS	$8,492,016
NET ASSETS consist of:
Paid-in capital	$8,542,487
Accumulated net investment loss	(11,732)
Accumulated net realized loss	(192,391)
Net unrealized appreciation	153,652
$8,492,016

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES—(Continued)

October 31, 2017 (Unaudited)

CLASS A SHARES:
NET ASSETS	$581,725
Shares issued and outstanding ($0.001 par value common stock outstanding)	103,327
Net asset value and redemption price per share	$5.63
Maximum offering price per share ($5.63 ÷ 0.955)[a]	$5.90
CLASS C SHARES:
NET ASSETS	$23,452
Shares issued and outstanding ($0.001 par value common stock outstanding)	4,235
Net asset value and offering price per share[b]	$5.54
CLASS I SHARES:
NET ASSETS	$7,870,493
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,381,317
Net asset value, offering and redemption price per share	$5.70
CLASS R SHARES:
NET ASSETS	$6,453
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,151
Net asset value, offering and redemption price per share	$5.61
CLASS Z SHARES:
NET ASSETS	$9,893
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,737
Net asset value, offering and redemption price per share	$5.70

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended October 31, 2017 (Unaudited)

Investment Income:
Interest income	$33,931
Dividend income	5,491
Total Investment Income	39,422
Expenses:
Professional fees	56,701
Registration and filing fees	39,880
Investment advisory fees	39,660
Shareholder reporting expenses	18,429
Custodian fees and expenses	14,362
Administration fees	13,383
Directors' fees and expenses	9,250
Transfer agent fees and expenses	6,728
Distribution fees—Class A	712
Distribution fees—Class C	85
Distribution fees—Class R	16
Shareholder servicing fees—Class A	285
Shareholder servicing fees—Class I	75
Interest expense	247
Miscellaneous	6,673
Total Expenses	206,486
Reduction of Expenses (See Note 2)	(165,730)
Net Expenses	40,756
Net Investment Income (Loss)	(1,334)
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(12,599)
Futures contracts	(304,491)
Net realized gain (loss)	(317,090)
Net change in unrealized appreciation (depreciation) on:
Investments	4,740
Futures contracts	369,345
Net change in unrealized appreciation (depreciation)	374,085
Net Realized and Unrealized Gain (Loss)	56,995
Net Increase (Decrease) in Net Assets Resulting from Operations	$55,661

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended October 31, 2017	For the Year Ended April 30, 2017
Change in Net Assets:
From Operations:
Net investment income (loss)	$(1,334)	$(47,653)
Net realized gain (loss)	(317,090)	260,107
Net change in unrealized appreciation (depreciation)	374,085	(735,896)
Net increase (decrease) in net assets resulting from operations	55,661	(523,442)
Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	(502,876)	2,593,934
Total increase (decrease) in net assets	(447,215)	2,070,492
Net Assets:
Beginning of period	8,939,231	6,868,739
End of period[a]	$8,492,016	$8,939,231

a  Includes accumulated net investment loss of $11,732 and $10,398, respectively.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Six Months Ended	For the Year Ended April 30,		For the Period May 1, 2014[a] through
Per Share Operating Performance:	October 31, 2017	2017	2016	April 30, 2015
Net asset value, beginning of period	$5.60	$5.93	$7.34	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(0.01)	(0.06)	(0.09)	(0.11)
Net realized and unrealized gain (loss)	0.04	(0.27)	(1.32)	(2.55)
Total from investment operations	0.03	(0.33)	(1.41)	(2.66)
Net increase (decrease) in net asset value	0.03	(0.33)	(1.41)	(2.66)
Net asset value, end of period	$5.63	$5.60	$5.93	$7.34
Total investment return[c]	0.54%[d]	–5.56%	–19.07%[e]	–26.60%[d]
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$581.7	$565.5	$580.7	$568.0
Ratio of expenses to average daily net assets (before expense reduction)	5.01%[f]	5.45%	6.58%[g]	4.99%[f]
Ratio of expenses to average daily net assets (net of expense reduction)	1.25%[f]	1.35%	1.51%[g]	1.42%[f]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	(4.11)%[f]	(5.08)%	(6.51)%	(4.98)%[f]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	(0.35)%[f]	(0.98)%	(1.44)%	(1.41)%[f]
Portfolio turnover rate	—%[h]	—%[h]	—%[h]	—%[h]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Does not reflect sales charges, which would reduce return.

d  Not annualized.

e  The net asset value (NAV) disclosed in the April 30, 2016 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on April 30, 2016. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on April 30, 2016.

f  Annualized.

g  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 6.50% and 1.43%, respectively.

h  The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate would be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended	For the Year Ended April 30,		For the Period May 1, 2014[a] through
Per Share Operating Performance:	October 31, 2017	2017	2016	April 30, 2015
Net asset value, beginning of period	$5.52	$5.87	$7.30	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(0.02)	(0.08)	(0.11)	(0.16)
Net realized and unrealized gain (loss)	0.04	(0.27)	(1.32)	(2.54)
Total from investment operations	0.02	(0.35)	(1.43)	(2.70)
Net increase (decrease) in net asset value	0.02	(0.35)	(1.43)	(2.70)
Net asset value, end of period	$5.54	$5.52	$5.87	$7.30
Total investment return[c]	0.36%[d]	–5.96%	–19.59%	–27.00%[d]
Ratios/Supplemental Data:
Net assets, end of period (in 000's)	$23.5	$21.8	$5.9	$11.0
Ratio of expenses to average daily net assets (before expense reduction)	5.41%[e,f]	5.85%[e]	7.02%[g]	5.53%[f]
Ratio of expenses to average daily net assets (net of expense reduction)	1.65%[e,f]	1.75%[e]	1.95%[g]	1.96%[f]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	(4.51)%[f]	(5.44)%	(6.95)%	(5.52)%[f]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	(0.75)%[f]	(1.34)%	(1.88)%	(1.95)%[f]
Portfolio turnover rate	—%[h]	—%[h]	—%[h]	—%[h]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Does not reflect sales charges, which would reduce return.

d  Not annualized.

e  The Fund has adopted a shareholder services plan, pursuant to which the Fund may pay the Distributor a shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class C shares. However, during the period, the Fund did not charge shareholder servicing fees.

f  Annualized.

g  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 6.94% and 1.87%, respectively.

h  The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate would be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended	For the Year Ended April 30,		For the Period May 1, 2014[a] through
Per Share Operating Performance:	October 31, 2017	2017	2016	April 30, 2015
Net asset value, beginning of period	$5.66	$5.97	$7.36	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(0.00)[c]	(0.04)	(0.07)	(0.09)
Net realized and unrealized gain (loss)	0.04	(0.27)	(1.32)	(2.55)
Total from investment operations	0.04	(0.31)	(1.39)	(2.64)
Net increase (decrease) in net asset value	0.04	(0.31)	(1.39)	(2.64)
Net asset value, end of period	$5.70	$5.66	$5.97	$7.36
Total investment return	0.71%[d]	–5.19%	–18.89%	–26.40%[d]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$7.9	$8.3	$6.3	$7.6
Ratio of expenses to average daily net assets (before expense reduction)	4.66%[e]	5.10%	6.25%[f]	4.67%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	0.90%[e]	1.00%	1.18%[f]	1.10%[e]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	(3.77)%[e]	(4.71)%	(6.18)%	(4.66)%[e]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	(0.01)%[e]	(0.61)%	(1.11)%	(1.09)%[e]
Portfolio turnover rate	—%[g]	—%[g]	—%[g]	—%[g]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Not annualized.

e  Annualized.

f  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 6.17% and 1.10%, respectively.

g  The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate would be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class R
	For the Six Months Ended	For the Year Ended April 30,		For the Period October 1, 2014[a] through
Per Share Operating Performance:	October 31, 2017	2017	2016	April 30, 2015
Net asset value, beginning of period	$5.58	$5.93	$7.34	$8.69
Income (loss) from investment operations:
Net investment income (loss)[b]	(0.01)	(0.07)	(0.09)	(0.07)
Net realized and unrealized gain (loss)	0.04	(0.28)	(1.32)	(1.28)
Total from investment operations	0.03	(0.35)	(1.41)	(1.35)
Net increase (decrease) in net asset value	0.03	(0.35)	(1.41)	(1.35)
Net asset value, end of period	$5.61	$5.58	$5.93	$7.34
Total investment return	0.54%[c]	–5.90%	–19.21%	–15.54%[c]
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$6.5	$6.4	$6.8	$8.4
Ratio of expenses to average daily net assets (before expense reduction)	5.16%[d]	5.60%	6.75%[e]	5.17%[d]
Ratio of expenses to average daily net assets (net of expense reduction)	1.40%[d]	1.50%	1.68%[e]	1.60%[d]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	(4.27)%[d]	(5.24)%	(6.69)%	(5.16)%[d]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	(0.51)%[d]	(1.14)%	(1.62)%	(1.59)%[d]
Portfolio turnover rate	—%[f]	—%[f]	—%[f]	—%[f]

a  Inception date.

b  Calculation based on average shares outstanding.

c  Not annualized.

d  Annualized.

e  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 6.67% and 1.60%, respectively.

f  The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate would be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class Z
	For the Six Months Ended	For the Year Ended April 30,		For the Period May 1, 2014[a] through
Per Share Operating Performance:	October 31, 2017	2017	2016	April 30, 2015
Net asset value, beginning of period	$5.65	$5.97	$7.36	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	0.00 [c]	(0.04)	(0.07)	(0.09)
Net realized and unrealized gain (loss)	0.05	(0.28)	(1.32)	(2.55)
Total from investment operations	0.05	(0.32)	(1.39)	(2.64)
Net increase (decrease) in net asset value	0.05	(0.32)	(1.39)	(2.64)
Net asset value, end of period	$5.70	$5.65	$5.97	$7.36
Total investment return	0.88%[d]	–5.36%	–18.89%	–26.40%[d]
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$9.9	$9.8	$10.5	$13.0
Ratio of expenses to average daily net assets (before expense reduction)	4.66%[e]	5.10%	6.25%[f]	4.73%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	0.90%[e]	1.00%	1.18%[f]	1.16%[e]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	(3.76)%[e]	(4.73)%	(6.18)%	(4.70)%[e]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	0.00%[e,g]	(0.63)%	(1.11)%	(1.13)%[e]
Portfolio turnover rate	—%[h]	—%[h]	—%[h]	—%[h]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Not annualized.

e  Annualized.

f  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 6.17% and 1.10%, respectively.

g  Amount is less than 0.005%.

h  The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate would be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Active Commodities Strategy Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on February 11, 2014 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a non-diversified, open-end management investment company. The Fund's investment objective is to achieve attractive total return. The authorized shares of the Fund are divided into seven classes designated Class A, C, F, I, R, T and Z shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares and Class T shares are currently not available for purchase.

Cohen & Steers Active Commodities Strategy, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands, was incorporated on March 13, 2014 and commenced operations on May 1, 2014. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund, consistent with the Fund's investment objectives and policies as described in the Fund's prospectus. The Fund expects that it will achieve a significant portion of its exposure to commodities and commodities-related investments through investment in the Subsidiary. Unlike the Fund, the Subsidiary may invest without limitation in commodities. The Fund and its Subsidiary are commodity pools under the Commodity Exchange Act. Cohen & Steers Capital Management, Inc. (the investment advisor) has registered with the Commodity Futures Trading Commission (CFTC) as a Commodity Pool Operator (CPO) with respect to the Fund and the Subsidiary. The Consolidated Schedule of Investments includes positions of the Fund and the Subsidiary. The financial statements have been consolidated and include the accounts of the Fund and the Subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Futures contracts traded on a commodities exchange or board of trade are valued at their settlement price at the close of trading on such exchange or board of trade. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business.

Readily marketable securities traded in the over-the-counter market are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the valuation of any investment pursuant to the valuation policy and procedures set forth above does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 investments as of October 31, 2017.

The following is a summary of the inputs used as of October 31, 2017 in valuing the Fund's investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Short-Term Investments	$8,462,557	$—	$8,462,557	$—
Total Investments[a]	$8,462,557	$—	$8,462,557	$—
Futures Contracts	$520,950	$520,950	$—	$—
Total Unrealized Appreciation in Other Financial Instruments[a]	$520,950	$520,950	$—	$—
Futures Contracts	$(367,140)	$(367,140)	$—	$—
Total Unrealized Depreciation in Other Financial Instruments[a]	$(367,140)	$(367,140)	$—	$—

a  Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Futures Contracts: The Fund uses futures contracts as its primary investment strategy in order to gain exposure to the underlying commodities markets. Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the futures commissions merchant (FCM), cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in unrealized appreciation or depreciation on futures in the Consolidated Statement of Operations. Realized gain or loss, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, is reported in the Consolidated Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated as such on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Consolidated Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. With exchange traded futures contracts, the exchange or board of trade acts as the counterparty to futures transactions; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Additionally, credit risk exists in exchange traded futures contracts with respect to initial and variation margin that is held in a clearing broker's customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker's customers, potentially resulting in losses to the Fund.

Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, which could effectively prevent liquidation of certain positions. In certain circumstances, the FCM can require additional margin on the futures contracts which would subject the Fund to counterparty credit risk with the FCM.

Morgan Stanley & Co. LLC serves as the Fund's FCM for the purpose of trading in commodity futures contracts, options and interests therein.

Options: The Fund may purchase call and put options on commodity futures contracts. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

At October 31, 2017, the Fund did not have any option contracts outstanding.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash. Dividends from net investment income paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Management has analyzed the Fund's federal tax positions as well as its tax positions in non-U.S. jurisdictions in which it trades and has concluded that as of October 31, 2017, no additional provisions for income tax are required in the Fund's consolidated financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

The Subsidiary is classified as a controlled foreign corporation under the Internal Revenue Code. The Subsidiary's taxable income, including net gains, is included, as ordinary income, in the calculation of the Fund's taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The investment advisor serves as the Fund's and Subsidiary's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at an annual rate of 0.90% of the average daily net assets of the Fund. For the six months ended October 31, 2017 and through June 30, 2019, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses, which include the expenses of the subsidiary (excluding acquired fund fees and expenses, taxes and

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

extraordinary expenses), do not exceed 1.25% for Class A shares, 1.65% for Class C shares, 0.90% for Class I shares, 1.40% for Class R shares and 0.90% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the six months ended October 31, 2017, fees waived and/or expenses reimbursed totaled $165,730.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily net assets of the Fund. For the six months ended October 31, 2017, the Fund incurred $2,931 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A and Class T shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts. Class T shares are currently not available for purchase.

Sales Charges and Contingent Deferred Sales Charges: There is a maximum initial sales charge of 4.50% for Class A shares and 2.50% for Class T shares. Class T shares are currently not available for purchase. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the six months ended October 31, 2017, the Fund has been advised that the distributor received $1, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares. There was $1 in CDSC fees collected relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class A, Class I and Class T shares and up to 0.25% of the average daily net assets of the Fund's Class C shares. During the six months ended October 31, 2017, the Fund did not charge shareholder servicing fees on the Fund's Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services. Class T shares are currently not available for purchase.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor which was reimbursed by the Fund, in the amount of $49 for the six months ended October 31, 2017.

Other: At October 31, 2017, the investment advisor and affiliated persons of the investment advisor owned 96.3% of the Fund's outstanding shares. Investment activities of these shareholders could have a significant impact on the Fund. In addition, a person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of the Fund may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or terms of the investment advisory agreement with the investment advisor.

Note 3. Purchases and Sales of Securities

During the six months ended October 31, 2017, there were no purchases or sales of long-term investments. Additionally, during the six months ended October 31, 2017, there were no purchases or sales of long-term U.S. government securities.

Note 4. Derivative Investments

The following tables present the value of derivatives held at October 31, 2017 and the effect of derivatives held during the six months ended October 31, 2017, along with the respective location in the consolidated financial statements.

Consolidated Statement of Assets and Liabilities
	Assets			Liabilities
Derivatives	Location	Fair Value		Location	Fair Value
Commodity Risk:
Futures Contracts[a]	Receivable for variation margin on futures contracts	$153,810	[b]	—	$—

a  Futures contracts cleared through Morgan Stanley & Co. LLC are not subject to a master netting arrangement or another similar agreement.

b  Amount represents the cumulative appreciation/depreciation on futures contracts as reported on the Consolidated Schedule of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day variation margin receivable from broker.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Consolidated Statement of Operations
Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Commodity Risk:
Futures Contracts	Net Realized and Unrealized Gain (Loss)	$(304,491)	$369,345

The following summarizes the volume of the Fund's futures contracts activity during the six months ended October 31, 2017:

Futures Contracts
Average Notional Balance—Long	$11,693,477
Average Notional Balance—Short	(2,896,910)
Ending Notional Balance—Long	12,200,096
Ending Notional Balance—Short	(3,682,315)

Note 5. Income Tax Information

As of October 31, 2017, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$8,462,715
Gross unrealized appreciation on investments	$520,950
Gross unrealized depreciation on investments	(367,298)
Net unrealized appreciation (depreciation) on investments	$153,652

Note 6. Capital Stock

The Fund is authorized to issue 1.4 billion shares of capital stock, at a par value of $0.001 per share, classified in seven classes as follows: 200 million of Class A capital stock, 200 million of Class C capital stock, 200 million of Class F capital stock, 200 million of Class I capital stock, 200 million of Class R capital stock, 200 million of Class T capital stock and 200 million of Class Z capital stock. Class F shares and Class T shares are currently not available for purchase.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Six Months Ended October 31, 2017		For the Year Ended April 30, 2017
	Shares	Amount	Shares	Amount
Class A:
Sold	2,342	$12,272	16,319	$94,795
Redeemed	—	—	(13,177)	(79,677)
Net increase (decrease)	2,342	$12,272	3,142	$15,118
Class C:
Sold	446	$2,400	2,967	$17,162
Redeemed	(153)	(793)	(25)	(137)
Net increase (decrease)	293	$1,607	2,942	$17,025
Class I:
Sold	7,393	$40,477	454,690	$2,739,572
Redeemed	(99,515)	(557,232)	(29,881)	(177,620)
Net increase (decrease)	(92,122)	$(516,755)	424,809	$2,561,952
Class R:
Net increase (decrease)	—	$—	—	$—
Class Z:
Redeemed	—	$—	(27)	$(161)
Net increase (decrease)	—	$—	(27)	$(161)

Note 7. Other Risks

Commodities Risks: Investing in physical commodities, either directly or through complex instruments such as commodity futures contracts and options on commodity futures contracts presents unique risks, is speculative and can be extremely volatile. Market prices of commodities may fluctuate rapidly based on numerous factors including: drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Because the Fund has a significant portion of its assets concentrated in commodity-related derivative instruments, developments affecting commodities may have a disproportionate impact on the Fund. The Fund's investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-related derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, counterparty

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

risk, leverage risk and liquidity risk. In addition, the relationships between various commodities and related derivatives may not behave as expected. Use of leveraged commodity-related derivatives, if any, creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund's net asset value).

Investments in commodity futures contracts and options on commodity futures contracts have a high degree of price variability and are subject to rapid and substantial price changes. Such investments could incur significant losses. There can be no assurance that the options strategy will be successful. The use of options on commodity futures contracts is to enhance risk-adjusted total returns. The use of options, however, may not provide any, or only partial, protection for market declines. The return performance of the commodity futures contracts may not parallel the performance of the commodities or indexes that serve as the basis for the options it buys or sells; this basis risk may reduce overall returns.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. The types of derivatives and other investments held by the Subsidiary generally are similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as described in the Fund's Prospectus and the Statement of Additional Information and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, the Fund's shareholders would likely suffer decreased investment returns.

Clearing Broker Risk: The failure or bankruptcy of the Subsidiary's clearing broker could result in a substantial loss of Fund assets. Under current CFTC regulations, a clearing broker maintains customers' assets in a bulk segregated account. If a clearing broker fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker's bankruptcy. In that event, in the case of futures and options on futures, the clearing broker's customers, such as the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker's customers.

Derivatives Risk: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, counterparty risk, leverage risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, the use of derivatives to hedge the Fund's foreign currency risks may reduce returns or increase volatility, perhaps substantially.

Tax Risk: The Fund's ability to make direct and indirect investments in commodity-related derivative instruments and certain related investments, is limited by the Fund's intention to qualify as a regulated investment company (RIC) under the Internal Revenue Code of 1986; if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund's status as a RIC may be jeopardized. The Fund's investment in the Subsidiary is intended to provide

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

additional exposure to commodities while allowing the Fund to satisfy the requirements applicable to RICs. If the Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission's (SEC) proposed rules governing the use of derivatives by registered investment companies, the Department of Labor's (DOL) final rule on conflicts of interest on fiduciary investment advice, as well as the SEC's final rules and amendments to modernize the reporting and disclosure (Modernization) and to develop and implement a Liquidity Risk Management Program for open-end investment companies (Liquidity) could, among other things, restrict and/or increase the cost of the Fund's ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, Congress, various exchanges and regulatory and self-regulatory authorities, domestic and foreign, have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect the instruments in which the Fund invests and its ability to execute its investment strategy.

The investment advisor is registered with the CFTC as a CPO with respect to the Fund and the Subsidiary. Compliance with the CFTC's disclosure, reporting and recordkeeping requirements may increase Fund expenses and may affect the ability of the Fund to use commodity interests (including futures, options on futures, commodities and swaps) to the extent or in the manner desired.

Non-U.S. Investment Risk: The Fund may invest in commodity futures contracts traded on non-U.S. exchanges or enter into over-the-counter derivative contracts with non-U.S. counterparties. Transactions on non-U.S. exchanges or with non-U.S. counterparties present risk because they may not be subject to the same degree of regulation as their U.S. counterparts.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund's prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

The Fund and its Subsidiary are commodity pools under the Commodity Exchange Act. The investment advisor has registered with the CFTC as a CPO with respect to the Fund and the Subsidiary. Because of its management of other strategies, the Fund's investment advisor is also registered with the CFTC as a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund's investment strategies.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 9. New Accounting Guidance

In October 2016, the SEC adopted new rules and amended existing rules (together, the "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is for periods ending after August 1, 2017. The adoption of these amendments, effective with these financial statements for the period ending October 31, 2017, required amended and additional disclosures reflected herein, but had no effect on the Fund's net assets or results of operations.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after October 31, 2017 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

Election of Additional Director

Effective September 12, 2017, the Board of Directors voted to increase the number of directors on the Fund's Board of Directors from twelve to thirteen and elected Daphne L. Richards as a Director of the Fund.

Daphne L. Richards: In addition to her tenure as a Director of various Cohen & Steers Funds, Ms. Richards serves as an Independent Director of Cartica Management LLC. She is also a member of the Investment Committee of the Berkshire Taconic Community Foundation, a Member of the Advisory Board of the Northeast Dutchess Fund, as well as a member of the "100Women in Finance" Global Association Board and Chair of the organization's Advisory Council. Previously, Ms. Richards worked at Bessemer Trust Company, New York, from 1999-2014. Ms. Richards was a Managing Director, Head of Hedge Fund Investments and Co-Head of Bessemer's Alternative Investment Group. Prior to Bessemer Trust Company, Ms. Richards held investment positions at Frank Russell Company, Union Bank of Switzerland and Hambros International Venture Capital Fund, each in New York.

Change in Board of Directors

On December 5, 2017, the Board of Directors voted to decrease the number of directors on the Fund's Board of Directors from thirteen to ten, effective January 1, 2018. Directors Bonnie Cohen and Richard E. Kroon will retire on December 31, 2017 pursuant to the Fund's mandatory retirement policy. Director Richard Norman will be resigning from the Board of Directors effective December 31, 2017.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory agreement (the Advisory Agreement), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a meeting of the Independent Directors held on June 6, 2017 and at a meeting of the full Board of Directors held in person on June 13, 2017, the Advisory Agreement was discussed and was unanimously continued for a term ending June 30, 2018 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Advisory Agreement, the Board of Directors reviewed materials provided by an independent data provider, which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe; summary information prepared by the Fund's investment advisor (the Investment Advisor) and Fund counsel; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor to its other funds and accounts, including those that have investment objectives and strategies similar to the Fund. The Board of Directors also considered the education, background and experience of the Investment Advisor's personnel, particularly noting the potential benefit that the portfolio managers' work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Advisor's ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor: The Board of Directors noted that the Fund has been in existence since May 1, 2014 and considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark. The Board of Directors noted that the Fund underperformed the Peer Funds' median for the one-year period ended March 31, 2017,

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

ranking in the fourth quintile. The Fund underperformed its benchmark for the one-year period ended March 31, 2017. The Board of Directors also noted that the Fund is relatively new and does not have a lengthy performance history. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund's performance during the period. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance. The Board of Directors then determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Advisory Agreement but determined to continue to closely monitor the Fund's performance and requested that the Investment Advisor provide detailed quarterly updates for this purpose.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: The Board of Directors considered the actual management fee paid by the Fund as well as the total expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund's actual management fee ranked in the first quintile, while the Fund's net expense ratio ranked in the fourth quintile. The Board of Directors considered that the Investment Advisor is waiving its fees and/or reimbursing expenses to limit the overall operating expenses of the Fund. The Board of Directors also considered the recent adjustments made to the Fund's Investment Advisory Agreement and Fee Waiver and Expense Reimbursement Agreement. Effective November 7, 2016, the Fund reduced its investment advisory fee by 0.10%, from 1.00% to 0.90%, and reduced its expense caps by 0.20%. In light of the considerations above, the Board of Directors concluded that the Fund's expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor's profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the Fund's brokerage transactions. The Board of Directors further considered the administrative services provided by the Investment Advisor, including compliance and accounting services, and further noted that the Fund pays an administration fee to the Investment Advisor. The Board of Directors also considered the administrative services provided by the Investment Advisor and the associated administration fee paid to the Investment Advisor for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. Some of these services include compliance, accounting and operational services, oversight of third party service providers, supervising compliance by the Fund with regulatory requirements, furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund. The Board of Directors noted that because of the Fund's asset size, the operating expenses continue to be subsidized, and the Fund is not yet profitable.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors considered the Fund's asset size and determined that there were not at this time significant economies of scale that were not being

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Advisor continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreement to those under other investment advisory contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Advisory Agreement to those under the Investment Advisor's other fund advisory agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
LOW DURATION PREFERRED AND INCOME FUND

  •  Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

  •  Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

  •  Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Dean Junkans
Director

Richard E. Kroon
Director

Gerald J. Maginnis
Director

Jane F. Magpiong
Director

Richard J. Norman
Director

Daphne L. Richards
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Nick Koutsoftas
Vice President

Ben Ross
Vice President

Francis C. Poli
Secretary

James Giallanza
Chief Financial Officer

Albert Laskaj
Treasurer

Lisa D. Phelan
Chief Compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
P.O. Box 8123
Boston, MA 02266
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class  A—CDFAX
Class  C—CDFCX
Class  F—CDFFX*
Class  I—CDFIX
Class  R—CDFRX
Class  T—CDFTX*
Class  Z—CDFZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Active Commodities Strategy Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*  Class F and Class T shares are currently not available for purchase.

COHEN & STEERS

ACTIVE COMMODITIES STRATEGY FUND

280 PARK AVENUE

NEW YORK, NY 10017

eDelivery NOW AVAILABLE

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CDFAXSAR

Semiannual Report October 31, 2017

Cohen & Steers Active Commodities Strategy Fund

Item 2. Code of Ethics.

Not Applicable.

Item 3. Audit Committee Financial Expert.

Not Applicable.

Item 4. Principal Accountant Fees and Services.

Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title:President and Chief Executive Officer

Date: December 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Chief Financial Officer
(Principal Financial Officer)

Date: December 29, 2017